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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 24, 1998
                                                       ------------------


                      Chase Mortgage Finance Corporation
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                (Exact name of registrant specified in Charter)

      Delaware                    333-56081                     52-1495132
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   (State or other               (Commission                  (IRS Employee
   jurisdiction of               File Number)              Identification No.)
   incorporation)

                343 Thornall Street
                     Edison, NJ                                  08837
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     (Address of principal executive offices)                   Zip Code

          Registrant's telephone, including area code: (732) 205-0600


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        (Former name and former address, if changed since last report)



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ITEM 5.           Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1998-S6
Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion




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           Pursuant to the  requirements  of the  Securities  Exchange  Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHASE MORTGAGE FINANCE
                                               CORPORATION

September 24, 1998

                                               By:   /s/ Eileen A. Lindblom
                                                  -----------------------------
                                               Name:  Eileen A. Lindblom
                                               Title: Vice President




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                               INDEX TO EXHIBITS

Exhibit No.                Description                        Page
-----------                -----------                        ----

(99.1)                     Legal Opinion                        5